Exhibit 32.1

CERTIFICATION PURSUANT TO18
U.S.C. SECTION 1350AS
ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Theragenics Corporation®, (the “Company”) on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, M. Christine Jacobs, President and Chief Executive Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

By: /s/ M. Christine Jacobs

           M. Christine Jacobs
     Chief Executive Officer
August 14, 2003